                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 17, 2007
                                                        ------------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          New York                       0-3319                 13-1784308
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

        11550 West King Street, Franklin Park, IL                     60131
--------------------------------------------------------------------------------
         (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (847) 288-7000
                                                           --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      See description set forth below under "Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers," of this Current Report on Form
8-K which is incorporated herein by reference for a description of the 2008
Management Compensation Plan and the Employment Letter with James A. Risher, the
Chief Executive Officer ("CEO") and President of Del Global Technologies Corp.
(the "Company").

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
           CERTAIN OFFICERS.

      1. 2008 MANAGEMENT COMPENSATION PLAN. On September 17, 2007, the board of directors (the "Board") of the Company approved certain incentive compensation guidelines (the "Compensation Guidelines") for certain individuals, including the Company's executive officers, James A. Risher and Mark A. Zorko (referred to herein as the "Executive Officers").

      Pursuant to the Compensation Guidelines, the Board approved fiscal year
2008 bonus ranges for the Executive Officers based on target bonus amounts pre-established by the Board. The target bonus amount (as a percentage of fiscal year 2008 base salary) for each of the Executive Officers is as follows: James
A. Risher (70%) and Mark A. Zorko (45%). The Board also approved the use of the following performance metrics under the Compensation Guidelines for fiscal year
2008, which metrics are based on the performance goals of the Company (or specific business unit) established by the Board for fiscal year 2008: Revenue and Operating Income. The calculated bonuses earned by the Executive Officers will be determined by comparing the Company's actual performance during fiscal year 2008 against the performance goals for the above-mentioned metrics. The fiscal year 2008 calculated incentive bonus threshold and maximum amounts will range from 50% of the target bonus amount to 150% of the target bonus amount for the Executive Officers based on the achievement of between 90% and 150% of the performance goals. No bonus is awarded if actual performance during fiscal year
2008 with respect to the above financial metrics is less than 90% of target.

      2. OPTION GRANT. On September 17, 2007, the Board approved the following option grants to Executive Officers under the Company's 2007 Incentive Stock
Plan: (1) ten-year non-qualified options to purchase 50,000 shares of the
Company's common stock to James Risher, the Company's CEO and President, with an exercise price of $2.70 per share and (2) ten-year non-qualified options to purchase 20,000 shares of the Company's common stock to Mark Zorko, the
Company's Chief Financial Officer, with an exercise price of $2.70 per share.
The options vest as follows: 25% of the options vest and become exercisable on the grant date, 25% of the options vest and become excisable on the first anniversary of the grant date, 25% of the options vest and become exercisable on the second anniversary of the grant date, and the remaining 25% of the options vest and become excisable on the third anniversary of the grant date.

      3. RISHER EMPLOYMENT LETTER. On September 19, 2007, the Company and Mr.
Risher entered into a letter agreement (the "Employment Letter") setting forth the terms and provisions governing Mr. Risher's continued employment as
President and CEO of the Company for fiscal year 2008. A copy of the Employment
Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference.
The following summary of the Employment Letter does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such letter.

      The Employment Letter provides for an annual base salary of $320,000. Mr.
Risher will also be provided with a living allowance of $6,200.00 per month, which is "grossed up" for tax purposes. Mr. Risher is eligible for three weeks paid vacation during the year. In addition, Mr. Risher will be eligible to receive an annual bonus with a target of 70% of his annual base salary, based on achieving the Company's annual budget and attaining specific objectives assigned by the Board. The annual bonus can be anywhere from 0% to 150% of the target.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
(d)   Exhibits

Exhibit Number          Description
--------------          -----------
10.1                    Risher Employment Letter, dated September 19, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DEL GLOBAL TECHNOLOGIES CORP.
                                          --------------------------------------
                                                       (Registrant)

Date: September 20, 2007                  By: /s/ Mark A. Zorko
                                              ----------------------------------
                                              Mark A. Zorko
                                              Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

      10.1              Risher Employment Letter, dated September 19, 2007.